                               SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934
                                 (Amendment No.     )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

    The Palladian Trust
    ---------------------------------------------------------------------------
    (Name of Registrant as Specified In Its Charter)

    ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of Each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    5)   Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

    3)   Filing Party:

         ----------------------------------------------------------------------

    4)   Date Filed:

         ----------------------------------------------------------------------

                     FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                                 THE PALLADIAN TRUST



Dear Certificate Owner:

The Palladian Trust (the "Trust") will hold an annual meeting of shareholders in its offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, on December 5, 1997 at 10:00 a.m.

The attached Notice and Statement Concerning the Annual Meeting discusses the single issue that will be considered at the meeting -- the approval of Coopers & Lybrand, L.L.P., as the independent accountant for the Trust for 1997. The Board of Trustees of the Trust, including the trustees who are not interested persons of the Trust, has considered the proposal and determined that its approval is in the best interest of the contract owners participating in the Trust.

You, as the owner of a variable annuity certificate that participates in the First ING of New York Separate Account A1, are entitled to instruct First ING Life Insurance Co. of New York how to vote a number of shares of the Capital Stock of the Trust related to your interest in the separate account as of the close of business on October 17, 1997.

Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating, and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN DECEMBER 1, 1997.

If you have any questions about these materials, please contact the Customer Service Center at 1-800-240-9099.



Steve Christopher                      H. Michael Schwartz
President                              President
First ING Life Insurance Co.           The Palladian Trust
   of New York

                                 THE PALLADIAN TRUST

                           4225 Executive Square, Suite 270
                              La Jolla, California 92037


                             NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS OF THE TRUST--DECEMBER 5, 1997



An annual meeting of shareholders of The Palladian Trust (the "Trust") will be held in the offices of the Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, on December 5, 1997 at 10:00 a.m. for the following purposes:


    1. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1997;

    2. To transact such other business as may properly come before the meeting.



By order of the Board of Trustees.



                                  H. Michael Schwartz
                                  Secretary
                                  The Palladian Trust

                              STATEMENT CONCERNING THE
                          ANNUAL MEETING OF SHAREHOLDERS OF

                                 THE PALLADIAN TRUST

                                   DECEMBER 5, 1997

First ING Life Insurance Company of New York ("First ING") and The Board of Trustees of The Palladian Trust (the "Trust") are hereby soliciting voting instructions for an annual meeting of shareholders of the Trust to be held on December 5, 1997 at 10:00 a.m. at the Trust's Executive Offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, and at any and all adjournments thereof. The approximate date on which this statement and the voting instruction form will first be sent to certificate owners is November 10, 1997.

At the annual meeting the shareholders of the Trust will be asked:

    To ratify or reject the selection of Coopers & Lybrand, L.L.P., as the independent accountant of the Trust for 1997.

The record date for determination of the persons to be treated as shareholders of record for purposes of this annual meeting was October 17, 1997. There are 1,370,194.888 votes eligible to be cast at the meeting, representing the number of shares of Capital Stock of the Trust held as of the close of business on October 17, 1997 in the First ING of New York Separate Account A1 (the "Separate Account") and other separate accounts as the result of the sale of variable annuity contracts, plus the number of shares of Capital Stock owned by the Trust's Portfolio Managers and Palladian Advisors, Inc. ("PAI"), as described below. The Trust is divided into six Portfolios, and a different class of Capital Stock is issued with respect to each Portfolio. Only five of the Portfolios are currently operational and available to certificate owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. Shares of each such class of Capital Stock are held by the Separate Account in its corresponding subaccount as follows:

                                            International          Global                   Global
        Value              Growth              Growth         Strategic Income      Interactive/Telecomm
        -----              ------              ------         ----------------      --------------------
      1,073.492          1,565.508             885.939                0                    888.084

Shares are also held in separate accounts of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company as follows:

                                            International          Global                   Global
        Value              Growth              Growth         Strategic Income      Interactive/Telecomm
        -----              ------              ------         ----------------      --------------------
     333,966.594         295,016.316         275,220.544         145,548.065              109,151.036

The sixth Portfolio, the Balanced Opportunity Portfolio, has not yet commenced operation and its shares are not yet publicly available.

Each certificate owner issued is entitled to have the number of Trust shares related to his or her interests in the Separate Account voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. Votes of abstaining shareholders are not counted. The ratification or rejection of the selection of auditors will be determined by all Portfolios acting in the aggregate. If a certificate owner submits a properly executed voting instruction form but omits instructions with respect to the specific item, First ING will vote the appropriate number of Trust shares as if such certificate owner had given instructions to vote for approval of such items. First ING will vote Trust shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Trust shares held in that subaccount for which it does receive such forms. In addition, the Portfolio Managers (or their affiliates) own shares of Capital Stock as follows:

                                                                                    % of           % of
Portfolio               Portfolio Manager                            Shares         Portfolio      Trust
---------               -----------------                            ------         ---------      -----
Value Portfolio         GAMCO Investors, Inc.
                        One Corporate Center
                        Rye, New York  10580-1434                    52,909.007     13.6%          3.9%

Global Strategic        Fischer Francis Trees & Watts, Inc.
                        200 Park Avenue, 46th Floor
                        New York, New York  10166                    100,645.291    40.9%          7.3%

Global Interactive/     GAMCO Investors, Inc.
Telecomm Portfolio      One Corporate Center
                        Rye, New York  10580-1434                    50,244.000     31.5%          3.7%

Each Portfolio Manager has agreed to vote its shares of Capital Stock in the same proportion as the other Trust shares held in the respective subaccount are voted.

PAI (the Trust's overall investment advisor) holds the following Trust shares
purchased in connection with the organization of the Trust:   Value (1,058.180);
Growth (1,000.000); Balanced Opportunity (1,000.000); International Growth (1,017.754); and Global Interactive/Telecom (1,004.880). PAI will vote these shares in the same proportion as the Trust shares held in each respective subaccount are voted.

Voting instructions, in order to be effective, must be received by the Trust prior to the close of business on December 1, 1997. Such instructions may be revoked provided written notice of revocation is received by the Trust at 4225 Executive Square, Suite 270, La Jolla, California

92037, prior to the close of business on December 1, 1997. This solicitation is being made by mail, but it may also be by facsimile, telephone or personal interview. The costs of this solicitation will be borne by the Trust.

                 RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANT

The Board of Trustees has reappointed Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1997. The reappointment of Coopers & Lybrand continues a relationship that began in 1995 when the Trust initially selected Coopers & Lybrand as the accountant for the Trust. Coopers & Lybrand has no direct or material indirect financial interest in the Trust.

Pursuant to the 1940 Act, the decision of the Trust to continue employment of Coopers & Lybrand is subject to ratification or rejection by stockholders at the annual meeting if such meeting is held. The Board recommends ratification of Coopers & Lybrand as the Trust's independent public accountant. Representatives of Coopers & Lybrand are not expected to be present at the shareholder meeting.


                                    OTHER MATTERS

The management is not currently aware of any other matters that will be considered at the meeting. However, unless authority is withheld, First ING may vote properly executed voting instruction forms in accordance with its best judgment on any other business that properly comes before the meeting.


                                  MEETING PROPOSALS

The Trust must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. The Trust does not ordinarily hold annual meetings. Therefore, the Trust will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called meeting of such persons.

                                ADDITIONAL INFORMATION

The Trust will furnish to any certificate owner, upon request and without charge, a copy of the Trust's most recent annual and semi-annual reports to shareholders. Please contact H. Michael Schwartz, The Palladian Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, or call (800) 423-4891, ext. 605.

PAI serves as the Trust's overall investment advisor. Its principal place of business is 4225 Executive Square, Suite 270, La Jolla, California 92037. Tremont Partners, Inc., has been retained as Portfolio Advisor. Tremont Partners' principal place of business is One Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York, 10580. Tremont Partners is affiliated with GAMCO Investors, Inc., one of the Portfolio Managers.

The Trust retains a Portfolio Manager for each Portfolio of the Trust. The names and addresses of the Portfolio Managers for the Value, Global Strategic Income and Global Interactive/Telecomm Portfolios are listed above.
Stonehill Capital Management, Inc., 277 Park Avenue, New York, New York, 10172, serves as Portfolio Manager for the Growth Portfolio. Bee & Associates Incorporated, 370 17th Street, Suite 5150, Denver Colorado, 80202, serves as Portfolio Manager for the International Growth Portfolio.

Western Capital Financial Group, Inc. ("Western Capital"), 4225 Executive Square, Suite 325, La Jolla, California 92037, serves as the principal underwriter of the shares of the Portfolios. The sole shareholder and president of Western Capital is also an officer and shareholder of PAI and the Trust.

                               VOTING INSTRUCTION FORM
         For The Annual Meeting Of Shareholders Of The Palladian Trust

                IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS
                   MUST BE RECEIVED NO LATER THAN DECEMBER 1, 1997.

John Doe
123 Main Street
New York, NY 10001

Contract No: _________

Dear Certificate Owner:

FIRST ING LIFE INSURANCE CO. OF NEW YORK ("FIRST ING") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE OF "RATIFY" ON THE ITEM BELOW. FIRST ING WILL VOTE THE APPROPRIATE NUMBER OF TRUST SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, FIRST ING WILL VOTE "RATIFY". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, FIRST ING WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

FIRST ING -- FOR THE PURPOSE OF VOTING ON THE ITEM IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE ANNUAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH ANNUAL MEETING TO BE HELD ON DECEMBER 5, 1997 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE TRUST SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:


--------------------------------------------------------------------------------
                                           RATIFY         REJECT         ABSTAIN
                                           ------         ------         -------
Selection of Coopers & Lybrand, L.L.P.,     / /            / /            / /
as Independent Accountant of
the Trust for 1997
--------------------------------------------------------------------------------


                        PLEASE MARK THE CHOICE LIKE THIS:  /X/

Each owner should sign as his/her name appears on the top of this form; if a contract is owned jointly, each owner should sign; if a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his/her fiduciary capacity.


SIGNATURE___________________DATE________

SIGNATURE___________________DATE________

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 THE PALLADIAN TRUST



Dear Contract Owner:

The Palladian Trust (the "Trust") will hold an annual meeting of shareholders in its offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, on December 5, 1997 at 10:00 a.m.

The attached Notice and Statement Concerning the Annual Meeting discusses the single issue that will be considered at the meeting -- the approval of Coopers & Lybrand, L.L.P., as the independent accountant for the Trust for 1997. The Board of Trustees of the Trust, including the trustees who are not interested persons of the Trust, has considered the proposal and determined that its approval is in the best interest of the contract owners participating in the Trust.

You, as the owner of a variable annuity contract that participates in a separate account of either Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company (collectively "Allmerica") are entitled to instruct Allmerica how to vote a number of shares of the Capital Stock of the Trust related to your interest in the separate account as of the close of business on October 17, 1997.

Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating, and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN DECEMBER 1, 1997.

If you have any questions about these materials, please contact the Trust at
(619) 677-5917.



Richard M. Reilly                           H. Michael Schwartz
President                                        President
Allmerica Financial Life Insurance and      The Palladian Trust
  Annuity Company
Vice President
First Allmerica Financial Life Insurance
  Company

                                 THE PALLADIAN TRUST

                           4225 Executive Square, Suite 270
                              La Jolla, California 92037


                             NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS OF THE TRUST--DECEMBER 5, 1997



An annual meeting of shareholders of The Palladian Trust (the "Trust") will be held in the offices of the Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, on December 5, 1997 at 10:00 a.m. for the following purposes:


    1. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1997;

    2. To transact such other business as may properly come before the meeting.



By order of the Board of Trustees.




                                       H. Michael Schwartz
                                       Secretary
                                       The Palladian Trust

                              STATEMENT CONCERNING THE
                          ANNUAL MEETING OF SHAREHOLDERS OF

                                 THE PALLADIAN TRUST

                                   DECEMBER 5, 1997

The Board of Trustees of The Palladian Trust (the "Trust") is hereby soliciting voting instructions for an annual meeting of shareholders of the Trust to be held on December 5, 1997 at 10:00 a.m. at the Trust's Executive Offices, 4225 Executive Square, Suite 270, La Jolla, California 92037, and at any and all adjournments thereof. The approximate date on which this statement and the voting instruction form will first be sent to certificate owners is November 10, 1997.

At the annual meeting the shareholders of the Trust will be asked:

    To ratify or reject the selection of Coopers & Lybrand, L.L.P., as the independent accountant of the Trust for 1997.

The record date for determination of the persons to be treated as shareholders of record for purposes of this annual meeting was October 17, 1997. There are 1,370,194.888 votes eligible to be cast at the meeting, representing the number of shares of Capital Stock of the Trust held as of the close of business on October 17, 1997 in the Fulcrum Separate Account of Allmerica Financial Life Insurance and Annuity Company and the Fulcrum Separate Account of First Allmerica Financial Life Insurance Company (collectively, the "Separate Accounts") and a separate account of another insurance company as the result of the sale of variable annuity contracts, plus the number of shares of Capital Stock owned by the Trust's Portfolio Managers and Palladian Advisors, Inc. ("PAI"), as described below. The Trust is divided into six Portfolios, and a different class of Capital Stock is issued with respect to each Portfolio. Only five of the Portfolios are currently operational and available to certificate owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. Shares of each such class of Capital Stock are held by the Separate Accounts in their corresponding subaccounts as follows:

                                            International          Global                  Global
        Value              Growth              Growth         Strategic Income      Interactive/Telecomm
        -----              ------              ------         ----------------      --------------------
     333,966.594         295,016.316         275,220.544         145,548.065              107,151.036

Shares are also held in a separate account of First ING Life Insurance Company of New York as follows:

                                            International          Global                  Global
        Value              Growth              Growth         Strategic Income      Interactive/Telecomm
        -----              ------              ------         ----------------      --------------------
      1,073.492          1,565.508             885.939                0                    888.084

The sixth Portfolio, the Balanced Opportunity Portfolio, has not yet commenced operation and its shares are not yet publicly available.

Each contract owner issued is entitled to have the number of Trust shares related to his or her interests in the Separate Accounts voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. Votes of abstaining shareholders are not counted. The ratification or rejection of the selection of auditors will be determined by all Portfolios acting in the aggregate. If a contract owner submits a properly executed voting instruction form but omits instructions with respect to the specific item, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (collectively, "Allmerica") will vote the appropriate number of Trust shares as if such certificate owner had given instructions to vote for approval of such items. Allmerica will vote Trust shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Trust shares held in that subaccount for which it does receive such forms. In addition, the Portfolio Managers (or their affiliates) own shares of Capital Stock as follows:

                                                                               % of           % of
Portfolio               Portfolio Manager                       Shares         Portfolio      Trust
---------               -----------------                       ------         ---------      -----
Value Portfolio         GAMCO Investors, Inc.
                        One Corporate Center
                        Rye, New York  10580-1434               52,909.007     13.6%          3.9%

Global Strategic        Fischer Francis Trees & Watts, Inc.
                        200 Park Avenue, 46th Floor
                        New York, New York  10166               100,645.291    40.9%          7.3%

Global Interactive/     GAMCO Investors, Inc.
Telecomm Portfolio      One Corporate Center
                        Rye, New York  10580-1434               50,244.000     31.5%          3.7%

Each Portfolio Manager has agreed to vote its shares of Capital Stock in the same proportion as the other Trust shares held in the respective subaccount are voted.

PAI (the Trust's overall investment advisor) holds the following Trust shares
purchased in connection with the organization of the Trust:   Value (1,058.180);
Growth (1,000.000); Balanced Opportunity (1,000.000); International Growth (1,017.754); and Global Interactive/Telecom (1,004.880). PAI will vote these shares in the same proportion as the Trust shares held in each respective subaccount are voted.

Voting instructions, in order to be effective, must be received by the Trust prior to the close of business on December 1, 1997. Such instructions may be revoked provided written notice of revocation is received by the Trust at 4225 Executive Square, Suite 270, La Jolla, California 92037, prior to the close of business on December 1, 1997. This solicitation is being made by mail, but it may also be by facsimile, telephone or personal interview. The costs of this solicitation will be borne by the Trust.

                 RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANT

The Board of Trustees has reappointed Coopers & Lybrand, L.L.P., as independent accountant for the Trust for 1997. The reappointment of Coopers & Lybrand continues a relationship that began in 1995 when the Trust initially selected Coopers & Lybrand as the accountant for the Trust. Coopers & Lybrand has no direct or material indirect financial interest in the Trust.

Pursuant to the 1940 Act, the decision of the Trust to continue employment of Coopers & Lybrand is subject to ratification or rejection by stockholders at the annual meeting if such meeting is held. The Board recommends ratification of Coopers & Lybrand as the Trust's independent public accountant. Representatives of Coopers & Lybrand are not expected to be present at the shareholder meeting.

                                    OTHER MATTERS

The management is not currently aware of any other matters that will be considered at the meeting. However, unless authority is withheld, Allmerica may vote properly executed voting instruction forms in accordance with its best judgment on any other business that properly comes before the meeting.


                                  MEETING PROPOSALS

The Trust must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. The Trust does not ordinarily hold annual meetings. Therefore, the Trust will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called meeting of such persons.

                                ADDITIONAL INFORMATION

The Trust will furnish to any certificate owner, upon request and without charge, a copy of the Trust's most recent annual and semi-annual reports to shareholders. Please contact H. Michael Schwartz, The Palladian Trust, 4225 Executive Square, Suite 270, La Jolla, California 92037, or call (800) 423-4891, ext. 605.

PAI serves as the Trust's overall investment advisor. Its principal place of business is 4225 Executive Square, Suite 270, La Jolla, California 92037. Tremont Partners, Inc., has been retained as Portfolio Advisor. Tremont Partners' principal place of business is One Corporate Center at Rye, 555
Theodore Fremd Avenue, Rye, New York, 10580.   Tremont Partners is affiliated
with GAMCO Investors, Inc., one of the Portfolio Managers.

The Trust retains a Portfolio Manager for each Portfolio of the Trust. The names and addresses of the Portfolio Managers for the Value, Global Strategic Income and Global Interactive/Telecomm Portfolios are listed above.
Stonehill Capital Management, Inc., 277 Park Avenue, New York, New York, 10172, serves as Portfolio Manager for the Growth Portfolio. Bee & Associates Incorporated, 370 17th Street, Suite 5150, Denver Colorado, 80202, serves as Portfolio Manager for the International Growth Portfolio.

Western Capital Financial Group, Inc. ("Western Capital"), 4225 Executive Square, Suite 325, La Jolla, California 92037, serves as the principal underwriter of the shares of the Portfolios. The sole shareholder and president of Western Capital is also an officer and shareholder of PAI and the Trust.

                               VOTING INSTRUCTION FORM
         For The Annual Meeting Of Shareholders Of The Palladian Trust


John Doe
123 Main Street
New York, NY 10001

Contract No: _________

Dear Contract Owner:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (COLLECTIVELY, "ALLMERICA") AND THE BOARD OF TRUSTEES OF THE PALLADIAN TRUST (THE "TRUST") SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND A VOTE OF "RATIFY" ON THE ITEM BELOW. ALLMERICA WILL VOTE THE APPROPRIATE NUMBER OF TRUST SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO CHOICE IS MADE, ALLMERICA WILL VOTE "RATIFY". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, ALLMERICA WILL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

ALLMERICA -- FOR THE PURPOSE OF VOTING ON THE ITEM IN THE AGENDA SET FORTH IN THE NOTICE AND STATEMENT CONCERNING THE ANNUAL MEETING OF SHAREHOLDERS OF THE PALLADIAN TRUST AT SUCH ANNUAL MEETING TO BE HELD ON DECEMBER 5, 1997 OR AT ANY ADJOURNMENT THEREOF -- IS HEREBY INSTRUCTED TO VOTE THE TRUST SHARES AS TO WHICH I AM ENTITLED TO GIVE INSTRUCTIONS AS FOLLOWS:


--------------------------------------------------------------------------------
                                           RATIFY         REJECT         ABSTAIN
                                           ------         ------         -------
Selection of Coopers & Lybrand, L.L.P.,     / /            / /            / /
as Independent Accountant of
the Trust for 1997
--------------------------------------------------------------------------------


                        PLEASE MARK THE CHOICE LIKE THIS:  /X/


Each owner should sign as his/her name appears on the top of this form; if a contract is owned jointly, each owner should sign; if a contract is held in a fiduciary capacity, the fiduciary should sign and indicate his/her fiduciary capacity.


SIGNATURE___________________DATE________

SIGNATURE___________________DATE________